UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2009

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

On Friday, June 5, 2009, Cognizant Technology Solutions Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Cognizant Technology Solutions Corporation 2009 Incentive Compensation Plan (the “2009 Incentive Plan”), under which 24,000,000 shares of the Company’s Class A Common Stock were initially reserved for issuance. The 2009 Incentive Plan was adopted by the Company’s Board of Directors on April 16, 2009, subject to stockholder approval at the Annual Meeting. As described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on April 17, 2009, the 2009 Incentive Plan is intended to serve as a successor to the Company’s Amended and Restated 1999 Incentive Compensation Plan, which terminated on April 13, 2009 in accordance with its terms, the Company’s Amended and Restated Non-Employee Directors’ Stock Option Plan and the Company’s Amended and Restated Key Employees’ Stock Option Plan, which terminates in July 2009 (collectively, the “Predecessor Plans”). No further awards will be made under the Predecessor Plans.

A description of the 2009 Incentive Plan can be found in the Proxy Statement under “Proposal 2: Adoption of the Cognizant Technology Solutions Corporation 2009 Incentive Compensation Plan” and is incorporated herein by reference. A copy of the 2009 Incentive Plan was also attached as Appendix A to the Proxy Statement and is included as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

The Company’s Annual Meeting was held at the Company’s headquarters, Glenpointe Centre West, 500 Frank W. Burr Blvd., Teaneck, New Jersey, on Friday, June 5, 2009. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of three (3) Class III directors to serve until the 2012 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

•	the approval and adoption of the Cognizant Technology Solutions Corporation 2009 Incentive Compensation Plan; and

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

At the close of business on April 13, 2009, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 292,050,831 shares of the Company’s Class A Common Stock, outstanding and entitled to vote at the Annual Meeting. The holders of 260,809,169 shares of the Company’s Class A Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the Class III directors were reelected and all other proposals submitted to stockholders were approved.

The vote with respect to the election of the Class III directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Francisco D’Souza	256,275,950	4,449,903	83,326	0
John N. Fox, Jr.	258,184,874	2,518,162	106,133	0
Thomas M. Wendel	258,180,913	2,526,122	102,134	0

The vote with respect to the Cognizant Technology Solutions Corporation 2009 Incentive Compensation Plan was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
192,022,076	40,632,472	161,421	27,993,200

The vote with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
256,400,288	4,328,428	80,453	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Cognizant Technology Solutions Corporation 2009 Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz
	Name:	Steven Schwartz
	Title:	Senior Vice President, General Counsel and Secretary

Date: June 11, 2009